UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 4, 2011

Pre-Paid Legal Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Oklahoma	001-09293	73-1016728
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

One Pre-Paid Way
Ada, Oklahoma	74820
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(580) 436-1234

(Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
    On April 4, 2011, Pre-Paid Legal Services, Inc. (the "Company") issued a press release announcing our membership production and recruiting information for the three months ended March 31, 2011. A copy of the release is included as an exhibit to this report.

Additional Information and Where to Find It
    In connection with the merger with affiliates of MidOcean Partners (“MidOcean”) as previously announced, the Company has filed a preliminary proxy statement with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the Company’s shareholders. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to the Company, Attn: Randy Harp, One Pre-Paid Way, Ada, Oklahoma 74820, telephone: (580) 436-1234, or from the investor relations section of the Company’s website, http://www.prepaidlegal.com/newCorp2/investor/investor_home.html.

Participants in Solicitation
The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the special meeting of shareholders that will be held to consider the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on March 30, 2010, and the preliminary proxy statement for the special meeting, which was filed with the SEC on February 23, 2011. Shareholders may obtain additional information regarding the interests of the participants in the solicitation by reading the proxy statement and other relevant documents regarding the merger, when filed with the SEC.

Item 9.01 Financial Statements and Exhibits
    The following exhibits are included with the report:

Exhibit No.	Description
99.1	Company Press Release dated April 4, 2011

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pre-Paid Legal Services, Inc.
(Registrant)

By: /s/ Randy Harp
Randy Harp
co-CEO, President and Chief Operating Officer

Date: April 4, 2011